Exhibit 99

FOR IMMEDIATE RELEASE

Innovo Group Announces the Sale of its Craft Accessory Business

LOS ANGELES, CA, May 17, 2005 — Innovo Group Inc. (Nasdaq: INNO) announced today that it has finalized the sale of its Innovo Inc. craft business to Loew-Cornell, Inc.  As previously disclosed, the sale of the craft business is consistent with and furthers the Company’s intention to focus its principal business activities on branded and private label denim and denim-related apparel products.

Marc Crossman, President and CFO of the Company, stated, “As we have previously stated when we announced our plan to dispose of our craft and accessory business segment, we were committed to continue to service our craft customers with the same dedication and at the same performance level as we have historically.  Therefore, we are pleased that this transaction with Loew-Cornell, a company with long history and experience in the craft and accessory industry, has allowed us to sell to a buyer that is committed to growing the craft business.”

About Loew-Cornell, Inc.

Loew-Cornell, Inc. is a marketer of artist brushes, tools and accessory products and is a subsidiary of Jarden Corporation (NYSE: JAH).  Product offerings include over 2000 items to serve the artist, ceramist and hobbyist under well-known brand names including Loew-Cornell®, American Painter®, Arttec® and Contemporary Crafts®.

About Innovo Group Inc.

Innovo Group Inc., through its operating subsidiaries Innovo Azteca Apparel, Inc. and Joe’s Jeans, Inc. is a sales and marketing organization designing and selling apparel products to the retail and premium markets.  The Company’s apparel products consist of women’s high-end denim jeans and skirts, jackets and tops featuring the Joe’s Jeans® and indie™ brand name, women’s high-end denim and denim-related apparel featuring the Betsey Johnson® brand name and men’s high-end denim jeans, jackets and tops featuring the Joe’s Jeans® brand name. The Company also currently produces products under license agreements and other agreements for private label and branded apparel products. More information is available at the Company web site at www.innovogroup.com.

Statements in this news release which are not purely historical facts are forward-looking statements, including statements containing the words “believe,” “estimate,” “project,” “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are based upon information available to Innovo Group Inc. on the date of this release. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance and demand of the Company’s products in the marketplace, successful implementation of its strategic plan, including its strategy to build denim and denim-related brands, the ability to generate positive cash flow from operations and asset sales, whether the Company’s investments in other assets will result in tangible benefits to the Company and its stockholders, dependence upon third-party vendors, and other risks detailed in the Company’s periodic report filings with the Securities and Exchange Commission.  There can be no assurance that any financial  or business projections set forth in this release can be obtained.  There also can be no assurance that our existing strategy will result in us becoming a premier denim and apparel company.  By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release. Readers are cautioned not to place undue reliance on forward-looking statements.

SOURCE Innovo Group Inc.

Contact:  Shane Whalen of Innovo Group Inc., 323-278-6764

http://www.innovogroup.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Innovo Group’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report or Form 10-K for the most recently ended fiscal year.